Annual Meeting of Shareholders
April 19, 2016
Please refer to earnings release dated January 21, 2016
and 10-K dated February 25, 2016 for further information,
including full results reported on a U.S. GAAP basis.
Exhibit 99.1
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24%
63%
74%
76%
77%
2011
2012
2013
2014
2015
2015 performance at a glance
$1.18
$1.66
$2.02
$1.66
$2.01
2011
2012
2013
2014
2015
Diluted earnings per share
1
Includes dividends declared and share repurchases. 2013 is net of the issuance of shares valued at $398MM related to the Series G preferred stock conversion on July 1, 2013. 2012, 2013, 2014  and 2015 also include repurchases of shares in the amount of after-tax gains on the sale of Vantiv shares.
Book value per share
$13.92
$15.10
$15.85
$17.35
$18.48
2011
2012
2013
2014
2015
Total payout ratio
1
—
Strong earnings growth partly
driven by Vantiv gains
—
Consistent top quartile payout
ratios over the last 3 years
—
Track record of increasing book
value over time

COF
FITB
RF
PNC
KEY
WFC
HBAN
STI
USB
CMA
BBT
MTB
ZION

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Strong capital return to shareholders
2015 total payout yield (regional peers)
Stable common stock dividend
and continued active share repurchase program
~$1.3 billion in capital returned to
common shareholders
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
2015 Payouts
($MM)
$850MM common
stock repurchases
$417MM common
dividends declared
Source: SNL Financial.
Total payout yield equals dividend yield plus shares repurchased ($) / reported market cap at 12/31/15.
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Dividend Payout Yield
Buyback Yield

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Performance track-record
Total Shareholder Return
Fifth Third (FITB) vs. KBW Regional Bank Index (BKX)
Source: Bloomberg; refer to 10-K dated February 25, 2016 for additional views of total shareholder return.  Total shareholder return includes dividend reinvestment.
5 years
2010-2015
BKX
54.7%
FITB
55.0%
(40%)
(20%)
0%
20%
40%
60%
80%
12/10
4/11
8/11
12/11
4/12
8/12
12/12
4/13
8/13
12/13
4/14
8/14
12/14
4/15
8/15
12/15

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We have reduced our risk exposure…
Reduced exposure to commercial real estate, commodities and leveraged lending and exited the mortgage broker business
Less volatility in stressed scenarios
Significant improvement in commercial loan customer credit profile
Greater mix of stable core deposits
Better Balance Sheet Positioning
EOP Portfolio Loan Balances
35%
50%
22%
11%
13%
14%
15%
9%
12%
12%
3%
3%
4Q07
4Q15
C&I + Commercial Lease
Commercial Real Estate
Resi Mortgage
Home Equity
Auto Loans
Other Consumer
83%
5%
12%
Fourth Quarter 2015
67%
19%
14%
Fourth Quarter 2007
Core Deposits     Short-term Borrowing      Long-term Borrowing
Funding Mix

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…While strengthening our balance sheet
2.23%
1.49%
1.10%
0.82%
0.70%
2011
2012
2013
2014
2015
Nonperforming asset ratio
4
9.4%
9.5%
9.5%
9.7%
9.8%
2011
2012
2013
2014
2015
10.5%
3
Tier 1 common ratio
1
/
Common Equity Tier 1 Ratio
(Basel III)
2
157%
180%
211%
228%
252%
2011
2012
2013
2014
2015
ALLL / NPLs
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Represents Basel III Transitional Common Equity Tier 1 ratio under the final capital rule, subject to phase-in periods.
3
Adjusted CET1 ratio includes unrealized after-tax Vantiv position as of 12/31/15. [{($47.42 Vantiv stock price x 35M shares) LESS the carrying value of Vantiv of
$360M] x 0.65 ] / Risk-Weighted Assets ..  Assumes no share buyback from Vantiv sales.
4
Portfolio NPAs
•
Strong Common Equity Tier 1
2
above targets and
requirements
•
Problem assets at lowest
levels since before crisis
•
Maintaining prudent level of
reserves

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Commercial Bank
Stability
Growth
Profitability
•
Enhancing fee revenues –
insurance services, capital markets, treasury management and investment advisors
•
Deploying new sales tools to drive more profitable growth
•
Disciplined expense management and optimal resource allocation
Current Market Trends
•
Intense competition from banks and non-banks is driving the need to develop expertise in targeted industries
•
Commercial customers expect highly customized advice and end-to-end, industry-
specific solutions
•
Accelerating technological innovation is driving mid-market companies to more sophisticated products and services as they transform their businesses in a global marketplace
Key Areas of Focus
•
Deploying capital toward attractive growth opportunities (e.g. asset based lending & key industry verticals)
•
New, experienced talent –
new Head of Insurance Services & other leaders in industry
verticals
•
Focusing on portfolio management, credit quality, and returns

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Retail Bank
•
Right-sizing our branch network
•
Enhancing our product and service offerings
•
Digitizing branch operations
Current Market Trends
•
Digital channels are integral to how people shop for, apply for, and use financial services; 80%+ of Fifth Third customers have used multiple channels in the last six months
•
Digital channel experiences are generally higher rated than traditional service channels
•
Customers expect access to products and services more quickly
Key Areas of Focus
Stability
Growth
Profitability
•
Exiting higher risk businesses
•
Credit quality improvements
•
Investing in regulation / compliance
•
Providing  an enhanced digital and integrated customer experience
•
Driving household growth with new products
•
Growing deposits with targeted marketing offers

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Payments & Commerce
Solutions
•
Simplifying and enhancing value proposition of our product offerings
•
Leveraging innovation, partnerships, and acquisition to develop and deploy new products and solutions
Current Market Trends
•
Continued shift away from cash & paper checks to electronic payments –
Commercial
customers expect additional insights into their businesses to help drive revenue growth and efficiencies
•
Non-bank competitors are evolving quickly to try to displace banks in the value chain
•
Risks around cyber threats and fraud costs driving the need for greater transparency, control, and automation across entire payment life cycle
Key Areas of Focus
Stability
Growth
Profitability
•
Completing EMV and Card Not Present initiative which will reduce fraud and improve the customer experience
•
Currently implementing risk and compliance initiatives
•
Optimizing relationships
•
Reducing costs to deliver and increasing margin

FIFTH THIRD BANCORP

United Way

STAND UP TO CANCER™

HONORING OUR VETERANS

FIFTH THIRD BANK

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Investing in our Community
•
Directing donations toward cancer
research with purchases made using
Fifth Third SU2C debit or credit card
•
More than $6 million raised to date
Veterans Assistance
•
Job search coaching for those leaving active duty
•
Fifth Third volunteers make critical repairs and
improvements to veterans homes, including
modifications for disabled vets
•
Fifth Third contributed more than $7.8
million in employee and corporate gifts
across our footprint.

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Investing in our Community
In February 2016, we announced a $27.5 billion Community
Commitment, including:
•
$20 billion in mortgage credit, small business loans & investments
•
$7.5 billion in community development loans and other investments
•
$77 million of related investments such as down payment assistance, homebuyer education, and financial literacy programs

FIFTH THIRD BANCORP

GREENWICH ASSOCIATES

Greenwich Best Brand 2015

green business awards

CBC

CINCINNATI REGIONAL

DISABILITY MATTERS™

A SPRINGBOARD CONSULTING EVENT

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Accolades
2015 Gallup Great Workplace Award
for the 3
rd
time
Recognized as “Best Brand in Small
Business Banking” by Greenwich
Associates
Green Business Award Honoree
March 2015
2015 Disability Matters honoree,
presented by Springboard
Consulting LLC for the
3
rd
consecutive year
Significant national and local recognition across diverse areas
Business Practices • Employment • Green Initiatives • Customer Service • Philanthropy

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Fifth Third priorities
Strong performance through various
business cycles
Improving operating efficiency and
effectiveness
Investing prudently to drive shareholder
value

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Cautionary statement
This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,”
“estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,”
“continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to
us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically in the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the
Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14)
ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel;
(17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on
Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
2015
2014
2013
2012
2011
Total Bancorp shareholders' equity (U.S. GAAP)
N/A
$15,626
$14,589
$13,716
$13,201
Goodwill and certain other intangibles
N/A
(2,476)

(2,492)

(2,499)

(2,514)

Unrealized gains
N/A
(429)

(82)

(375)

(470)

Qualifying trust preferred securities
N/A
60

60

810

2,248

Other
N/A
(17)

19

33

38

Tier I capital
N/A
12,764

12,094

11,685

12,503

Less:
Preferred stock
N/A
(1,331)

(1,034)

(398)

(398)

Qualifying trust preferred securities
N/A
(60)

(60)

(810)

(2,248)

Qualifying noncontrolling interest in consolidated subsidiaries
N/A
(1)

(37)

(48)

(50)

Tier I common equity (a)
N/A
11,372

10,963

10,429

9,807

Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b)
N/A
117,878

115,969

109,301

104,219

Ratio:
Tier I common equity (a) / (b)
N/A
9.65%
9.45%
9.54%
9.41%
For the Year Ended